                                                                    Exhibit 4.6

                              CERTIFICATE OF TRUST
                                       OF
                               QCH CAPITAL TRUST I

     This Certificate of Trust of QCH Capital Trust I (the "Trust") is being duly executed and filed by the undersigned, as trustees, to form a statutory trust pursuant to the Delaware Statutory Trust Act, 12 Del. C. ss. 3810 et seq
(the "Act"), as follows:

          (i)  The name of the Trust is QCH Capital Trust I.

          (ii) The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware is as follows: The Bank of New York (Delaware), White Clay Center,
               Route 273, Newark, Delaware 19711.

          (iii) This Certificate of Trust shall be effective upon filing with the Secretary of State of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811 of the Act.

                                        /s/ Kenneth King
                                        ----------------------------------------
                                        Kenneth King, as Administrative Trustee

                                        /s/ Jonathan J.R. Dodd
                                        ----------------------------------------
                                        Jonathan J.R. Dodd, as Administrative
                                        Trustee

                                        THE BANK OF NEW YORK, as
                                        Institutional Trustee

                                        By: /s/ Remo J. Reale
                                            ------------------------------------
                                        Name: Remo J. Reale
                                        Title: Vice President

                                        THE BANK OF NEW YORK (DELAWARE), as
                                        Delaware Trustee

                                        By: /s/ Kristine K. Gullo
                                            ------------------------------------
                                        Name: Kristine K. Gullo
                                        Title: Vice President